                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2002


                                 SPX CORPORATION
                  SPX CORPORATION RETIREMENT SAVINGS AND STOCK
                                 OWNERSHIP PLAN
                  UNITED DOMINION INDUSTRIES, INC. COMPASS PLAN
                UNITED DOMINION INDUSTRIES, INC. COMPASS PLAN FOR
                                HOURLY EMPLOYEES
             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-6498                 38-1016240
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        13515 Ballantyne Corporate Place
                         Charlotte, North Carolina 28277
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (704) 752-4400

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Item 4. Changes in Registrant's Certifying Accountants

     On June 7, 2002, SPX Corporation (the "Company") dismissed Arthur Andersen LLP ("Andersen") as the Company's principal public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year 2002. This decision was made by the Board of Directors of the Company, upon the recommendation of its Audit Committee.

     Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope. Andersen's report refers to the Company's adoption on January 1, 2001 of the Financial Accounting Standards Board Opinion No. 133.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through the date of this report, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 7, 2002, stating its agreement with such statements.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through the date of this report, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     On June 7, 2002, the Company, as the plan administrator of the SPX Corporation Retirement Savings and Stock Ownership Plan (the "Plan"), dismissed Conn Geneva & Robinson ("Conn") as the independent public accountants for the Plan and engaged Plante & Moran, LLP ("Plante & Moran") to serve as the Plan's independent public accountants for fiscal year 2001. This decision was made by management of the Company.

     Conn's reports on the Plan's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

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     During the Company's two most recent fiscal years ended December 31, 2000 there were no disagreements between the Company and Conn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Conn's satisfaction, would have caused Conn to make reference to the subject matter of the disagreement in connection with its reports on the Plan's financial statements for such years. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Conn with a copy of the foregoing disclosures. Attached as Exhibit 16.2 is a copy of Conn's letter, dated June 7, 2002, stating its agreement with such statements.

     During the Company's two most recent fiscal years ended December 31, 2000 and the subsequent interim period through the date of this report, the Company did not consult Plante & Moran with respect to the application of accounting principles to a Plan specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     On June 7, 2002, the Company, as the plan administrator of the United Dominion Industries, Inc. Compass Plan and the United Dominion Industries, Inc. Compass Plan for Hourly Employees (each a "UDI Plan" and collectively, the "UDI Plans"), dismissed KPMG LLP ("KPMG") as the independent public accountants for each UDI Plan and engaged Plante & Moran to serve as each UDI Plan's independent public accountants for the UDI Plans' year ended December 31, 2001. This decision was made by management of the Company.

     KPMG's reports on the financial statements of each of the UDI Plans for each of the two most recent years ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of each of the UDI Plans' two most recent fiscal years ended December 31, 2000 and the subsequent interim period through the date of this report, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the UDI Plans' financial statements for such years. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16.3 is a copy of KPMG's letter, dated June 7, 2002, stating its agreement with such statements.

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     During the Company's two most recent fiscal years ended December 31, 2000 and the subsequent interim period through the date of this report, the Company did not consult Plante & Moran with respect to the application of accounting principles to a UDI Plan specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the UDI Plans' consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

     (c)    Exhibits.

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 7, 2002.

     16.2 Letter from Conn Geneva & Robinson to the Securities and Exchange Commission dated June 7, 2002.

     16.3 Letter from KPMG LLP to the Securities and Exchange Commission dated June 7, 2002.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                   SPX CORPORATION


                                   By:  /s/ Patrick J. O'Leary
                                       -----------------------------------------
                                       Patrick J. O'Leary
                                       Vice President Finance, Treasurer and
                                       Chief Financial Officer



                                   SPX CORPORATION RETIREMENT
                                   SAVINGS AND STOCK OWNERSHIP PLAN

                                   UNITED DOMINION INDUSTRIES, INC.
                                   COMPASS PLAN

                                   UNITED DOMINION INDUSTRIES, INC.
                                   COMPASS PLAN FOR HOURLY
                                   EMPLOYEES


                                   By: SPX Corporation, as Plan Administrator of the foregoing Plans

                                   By:  /s/ Patrick J. O'Leary
                                       -----------------------------------------
                                       Patrick J. O'Leary
                                       Vice President Finance, Treasurer and
                                       Chief Financial Officer

Date: June 10, 2002

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                                  EXHIBIT INDEX



  Exhibit
  Number                            Description
  ------                            -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 7, 2002.

16.2 Letter from Conn Geneva & Robinson to the Securities and Exchange Commission dated June 7, 2002.

16.3 Letter from KPMG LLP to the Securities and Exchange Commission dated June 7, 2002.